UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2005

The McClatchy Company

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	1-9824 (Commission File Number)	52-2080478 (I.R.S. Employer Identification No.)

2100 Q Street Sacramento, CA 95816 (Address of principal executive offices, zip code)
(916) 321-1846 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
   ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On May 18, 2005, the shareholders of The McClatchy Company (the "Company" or "McClatchy") approved the form of Indemnification Agreement, previously approved by the Board of Directors, which may be entered into between the Company and its directors, officers and key employees and agents, as may be determined from time to time by the Board of Directors. The Company intends to enter into new indemnification agreements with each of the Company's directors and officers (the "Indemnified Parties"). The form of Indemnification Agreement (the "Indemnification Agreement") to be entered into with such Indemnified Parties will be substantially in the form attached hereto as Exhibit 99.1.

Material Terms and Conditions of the form of the Indemnification Agreement

The following summary of the material terms and conditions of the general form of Indemnification Agreement is qualified in its entirety by reference to the Indemnification Agreement, which is incorporated by reference to Exhibit 99.1 hereto.

Under the Indemnification Agreement, McClatchy agrees to indemnify an Indemnified Party against all expenses actually and reasonably incurred to the fullest extent permitted by law if the Indemnified Party was or is or becomes a party to, a witness, or other participant in any threatened, pending or completed action, suit or proceeding, whether civil, criminal administrative, investigative or other. McClatchy has no obligation to provide such indemnification if the party selected by the Board of Directors to review the Indemnified Party's request for indemnification (the "Reviewing Party,") determines that the Indemnified Party would not be permitted to be indemnified under applicable law. The Reviewing Party may include a member or members of McClatchy's Board of Directors and independent legal counsel. In addition, the Indemnification Agreement provides that expenses will be advanced by McClatchy upon written request by an Indemnified Party. However, if McClatchy has advanced expenses to the Indemnified Party and a court of competent jurisdiction determines in a final judgment that the Indemnified Party is not entitled to be indemnified by McClatchy, the advanced expenses must be reimbursed by the Indemnified Party to McClatchy, which reimbursement obligation shall be unsecured and without interest.

If there is a change in control of McClatchy (other than a change in control approved by a majority of the Board of Directors who were directors immediately prior to the change in control), then the Indemnified Party may choose independent legal counsel, subject to McClatchy's approval, to act as the Reviewing Party with respect to all matters concerning the rights of the Indemnified Party to indemnification under the Indemnification Agreement or under McClatchy's Restated Certificate of Incorporation. McClatchy agrees to pay the reasonable fees of such independent counsel in connection with his or her engagement under this provision of the Indemnification Agreement.

If an Indemnified Party is successful on the merits of an action, including the dismissal of an action without prejudice, McClatchy is required to indemnify such Indemnified Party against all expenses incurred in connection with such action. An Indemnified Party must notify McClatchy in writing, as soon as practicable, of any claim made against him or her for which indemnification will or could be sought.

The termination of any action or claim by judgment, order, settlement, conviction, or upon plea of nolo contendere, or its equivalent, shall not create a presumption that an Indemnified Party did not meet a particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by the Indemnification Agreement or applicable law. Additionally, in connection with any determination by a Reviewing Party as to whether the Indemnified Party is entitled to indemnification under the Indemnification Agreement, the burden of proof shall be on McClatchy to establish by clear and convincing evidence that the Indemnified Party is not so entitled.

If McClatchy is obligated to pay the expenses of any claim, McClatchy may assume the defense of such claim with counsel approved by such Indemnified Party upon the delivery to such Indemnified Party of written notice of McClatchy's election to do so. McClatchy is not obligated to make any payment in connection with any claim against an Indemnified Party to the extent such Indemnified Party has otherwise actually received payment (under any insurance policy or otherwise) of the amounts indemnifiable under the Indemnification Agreement.

McClatchy shall not be obligated under the Indemnification Agreement: (i) to indemnify an Indemnified Party for acts, omissions or transactions for which such Indemnified Party is prohibited from receiving indemnification under McClatchy's Restated Certificate of Incorporation or applicable law; (ii) to indemnify or advance expenses to an Indemnified Party with respect to claims initiated or brought voluntarily by such Indemnified Party and not by way of defense, counterclaim or crossclaim, except under certain circumstances; (iii) to indemnify an Indemnified Party for any expenses incurred by such Indemnified Party with respect to any proceeding instituted (A) by the Indemnified Party to enforce or interpret the Indemnification Agreement, if a court of competent jurisdiction determines that each of the material assertions made by such Indemnified Party as a basis for such action was not made in good faith or was frivolous, or (B) by or in the name of McClatchy to enforce or interpret the Indemnification Agreement, if a court of competent jurisdiction determines that each of the material defenses asserted by such Indemnified Party was made in bad faith or was frivolous; and (iv) to indemnify an Indemnified Party for expenses and the payment of profits arising from the purchase and sale by such Indemnified Party of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

The Indemnification Agreement is governed by Delaware law.

Delaware Law

The Delaware General Corporation Law ("DGCL") permits the McClatchy's Board of Directors to indemnify any person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with any threatened, pending or completed action, suit or proceeding in which such person is made a party by reason of his or her being or having been a director, officer, employee or agent of McClatchy, if his or her conduct was in good faith and he or she reasonably believed that his or her conduct was in or not opposed to the corporation's best interests, and in the case of any criminal proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful.

The DGCL also authorizes corporations to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding if the corporation receives an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation. In addition, the DGCL states that Delaware corporations shall indemnify any present or former director or officer against reasonable expenses (including attorneys' fees) incurred in connection with any proceeding to which such person was a party if that person is successful on the merits or otherwise in the defense of such action.

The DGCL provides that indemnification pursuant to its provisions is not exclusive of other rights of indemnification to which a person may be entitled under any by-law, agreement, vote of shareholders or disinterested directors, or otherwise.

McClatchy's Restated Certificate of Incorporation

McClatchy's Restated Certificate of Incorporation provides for indemnification of McClatchy's directors, officers, employees and other agents to the fullest extent permitted by law. As permitted by Sections 102 and 145 of the DGCL, McClatchy's Certificate of Incorporation eliminates a director's personal liability (i) for monetary damages to McClatchy and its shareholders arising from a breach or alleged breach of a director's fiduciary duty as a director, other than a breach of the director's duty of loyalty to McClatchy or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, under Section 174 of the DGCL or (iii) for any transaction from which the director derived an improper personal benefit.

Indemnification for Liabilities under the Securities Act of 1933

The Securities and Exchange Commission has expressed its opinion that indemnification of directors, officers and controlling persons against liabilities arising under the Securities Act of 1933, as amended (the "Act"), is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against liabilities under the Act (other than the payment by McClatchy of expenses incurred or paid by a director or officer of McClatchy in the successful defense of the action, suit or proceeding) is asserted by a director, officer or controlling person in connection with securities that have been registered under the Act, McClatchy will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act.

Item 9.01. Financial Statements and Exhibits

(c)

Exhibit 99.1 The McClatchy Company form of Indemnification Agreement

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

May 23, 2005	The McClatchy Company

By: Patrick J. Talamantes
Vice President and Chief Financial Officer

INDEX TO EXHIBITS
Exhibit Number	Description

99.1	The McClatchy Company form of Indemnification Agreement